SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): July 29, 2004
                                                          -------------


                            INTERNATIONAL STAR, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
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(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


        2266 Chestnut Bluffs, Henderson, NV                       89052
  -----------------------------------------------              -----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 897-5338
                                                   --------------



                       52 Megan Drive, Henderson, NV 89014
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          (Former name or former address, if changed since last report)

ITEM 9  -  REGULATION FD DISCLOSURE

     On July 29, 2004 International Star, Inc. issued a press release announcing the filing of its delinquent Exchange Act reports, new financing agreements, and the resumption of exploration operations at its Detrital Wash property. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


EXHIBIT INDEX


Ex. 99.1  -  Press Release



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


                                     By:

Dated: July 29, 2004                 /s/ Robert L. Hawkins
                                     -------------------------------------
                                     Robert L. Hawkins
                                     President and Chief Executive Officer